SCHEDULE 14A INFORMATION


                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934
                                 (Amendment No.)


Filed by the Registrant                             [X]
Filed by a party other than the Registrant          [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or
      Section.240-14a-12
[ ]   Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2)



                            FRANKLIN UNIVERSAL TRUST
                (Name of Registrant as Specified in its Charter)

                            FRANKLIN UNIVERSAL TRUST
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:


     (5)   Total fee paid:

[ ] Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     2) Form, Schedule or Registration Statement No.:

     3) Filing Party:

     4) Date Filed:




------------------------------------------  -----------------------------------
PROXY FACT SHEET                            IMPORTANT DATES
                                            -----------------------------------
                                            RECORD DATE:  January 2, 2007
------------------------------------------  -----------------------------------
                                            MAIL DATE:    January 29, 2007
------------------------------------------  -----------------------------------
ANNUAL MEETING OF SHAREHOLDERS FOR:         MEETING DATE: March 30, 2007
------------------------------------------  -----------------------------------

                                            MEETING TIME: 2:00 pm Pacific Time
                                            -----------------------------------
FRANKLIN UNIVERSAL TRUST                    LOCATION:     Fund's office One
                                                          Franklin Parkway,
                                                          San Mateo,
                                                          California 94403
------------------------------------------  -----------------------------------

------------------------------------------  -----------------------------------
INVESTMENT MANAGER:                         CONTACT INFO:
------------------------------------------  -----------------------------------
The Investment Manager is Franklin          FUND NUMBER:  1-800-342-5236
Advisers, Inc                               -----------------------------------
                                            INBOUND LINE: 1-800-336-5159
                                            -----------------------------------
                                            WEBSITE:      www.franklintempleton.
                                                          com
------------------------------------------  -----------------------------------

WHAT IS HAPPENING? Your Fund's Board of Trustees is requesting your vote on two proposals at an Annual Meeting of Shareholders to be held on March 30, 2007.

WHO IS ASKING FOR MY VOTE? The Trustees of Franklin Universal Trust (the "Fund"), in connection with the Fund's Annual Meeting of Shareholders (the "Meeting"), have requested your vote.

ON WHAT ISSUE AM I BEING ASKED TO VOTE?
You are being asked to vote on two proposals:
o  The election of nine nominees to the position of Trustee.
o  To act upon, if properly presented, a shareholder proposal.

HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?
The Trustees unanimously recommend that you vote FOR the election of the nine nominees as Trustees (Proposal 1) and AGAINST the shareholder proposal (Proposal 2).

WHO ARE THE NOMINEES? Harris J. Ashton, Robert F. Carlson, Edith E. Holiday, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, Frank A. Olson and John B. Wilson have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders'
Meeting, and until their successors are duly elected and qualified to serve.

WHY DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE AGAINST THE SHAREHOLDER
PROPOSAL
(PROPOSAL 2)? The shareholder proposal requests that the Fund's Board of Trustees promptly take the steps necessary to open-end the Trust or otherwise enable shareholders to realize net asset value for their shares. The Fund's Trustees oppose the shareholder proposal because they believe it is in your best interests to retain the Fund's closed-end structure. No other closed-end fund offers your Fund's combination of investments in both high yield bonds and utility stocks, which provides investors with both high current income as well as the potential for capital appreciation. Combining this investment strategy with leverage and low cash balances, your Fund has delivered consistently strong market returns to investors over time. The Trustees believe strongly that your Fund remains viable in its closed-end form, but may not be able to provide the same benefits to shareholders if reorganized or merged into an open-end fund.

                  THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE
                       AGAINST THE SHAREHOLDER PROPOSAL.

-------------------------------------------------------------------------------
VOTING METHODS
-------------------------------------------------------------------------------



REGISTERED SHAREHOLDERS (REG IN FRONT OF THE ACCOUNT NUMBER IN PAVLOV)
-----------------------

By Phone:       Call (866) 458-9861.  The shareholder will need the control number and check digit found on the found on the right side of the card below the fold line

By Internet:    Go to WWW.MYPROXYONLINE.COM and follow the instructions found on the website. Shareholders will need the control number and check digits found on the right side of the card below the fold line.



BENEFICIAL SHAREHOLDERS (NOBO IN FRONT OF THE ACCOUNT NUMBER IN PAVLOV)
-----------------------

By Touchtone:   800-690-6903 and follow the simple instructions.  Shareholders will need their control number found on the top right of their proxy card.

By Internet:    Go to WWW.PROXYVOTE.COM and follow the instructions found on the website. Shareholders will need their control number found on the top right of their proxy card.

FUND MATRIX & SYMBOL(S)
-----------------------

CUSIP      FUND    FUND            FUND
          TICKER  NUMBER

----------------------------------------------------
355145103  XFUTX   0001    Franklin Universal Trust
----------------------------------------------------






The TAG ID is located on the bottom left corner of the proxy card. See below for sample.

                SAMPLE PROXY CARD FOUND ON THE FOLLOWING PAGE.


                                                                          PROXY
[GRAPHIC OMITTED]
                           FRANKLIN UNIVERSAL TRUST
                 ANNUAL SHAREHOLDERS' MEETING - MARCH 30, 2007

The undersigned hereby revokes all previous proxies for his or her shares and appoints Craig S. Tyle, Barbara J. Green, David P. Goss and Karen L.
Skidmore, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") that the undersigned is entitled to vote at the Fund's Annual Shareholders' Meeting (the "Meeting") to be held at One Franklin Parkway, Building 920, San Mateo, CA 94403 at 2:00 p.m., Pacific time, on March 30, 2007, including any postponements or adjournments thereof, upon the matters set forth on the reverse side, and instructs them to vote upon any other matters that may properly be acted upon at the Meeting.

The Board of Trustees of the Fund solicits this proxy. It will be voted as specified on the reverse. If no specification is made, this proxy shall be voted FOR the election of the nominees to the position of Trustee (Proposal
1) and AGAINST the shareholder proposal (Proposal 2). If any other matters properly come before the Meeting to be voted on, the proxy holders will vote, act and consent on those matters in accordance with the views of management. Management is not aware of any such matters.

                                          You are  urged to date and sign this proxy and return it
                                          promptly.  This will save the expense of follow-up
                                          letters to shareholders who have not responded.




                                          __________________________________________________________
                                          Signature(s) and Title(s), if applicable         Date



                                          ----------------------------------------------------------
                                          Signature(s) and Title(s), if applicable         Date

                                          Sign your name exactly as it appears in the registration on the proxy card.  If the shares are held jointly, either
                                          party may sign, but the name of the party signing should
                                          conform exactly to the name shown in the registration on
                                          the proxy card. If signing is by attorney, executor,
                                          administrator, trustee or guardian, please print your full title below your signature.

--------------------------------------------------------------------------------------------------------
                                 ^ FOLD HERE ^

Three simple methods to vote your proxy:


                                                               ------------
Internet:     Log on to  WWW.MYPROXYONLINE.COM.  Make  sure
              to have this  proxy card  available  when you     CONTROL
              plan to vote your  shares.  You will need the      NUMBER:
              control number and check digit found in the box at the right at the time you execute your vote.

Touchtone     Simply  dial  toll-free  (866)  458-9861  and      CHECK
Phone:        follow  the  automated  instructions.  Please     DIGIT ID:
              have this proxy card available at the time of the call.

Mail:         Simply sign,  date,  and complete the reverse
              side of this  proxy card and return it in the
              postage paid envelope provided.
                                                               ------------


TAGID:  12345678                                              CUSIP:  123456789


IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.     [X]


THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR ALL NOMINEES.
1.  Proposal:  Election of Trustees.

                                                                                        WITHHOLD
                                                                              FOR ALL   FROM ALL
NOMINEES:                                                                   (NOMINEES) (NOMINEES)
(01) Harris J. Ashton  (04) Edward B. Jamieson     (07) Frank W.T. LaHaye
(02) Robert F. Carlson (05) Charles B. Johnson     (08) Frank A. Olson
(03) Edith E. Holiday  (06) Rupert H. Johnson, Jr. (09) John B. Wilson



-----------------------------------------------------------------------
INSTRUCTION:  To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.



THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE AGAINST PROPOSAL 2.

2.  Shareholder Proposal:                                           FOR      AGAINST    ABSTAIN

RESOLVED:  The shareholders of Franklin Universal Trust
(the "Trust") request that the Board of Trustees promptly take the steps necessary to open end the Trust or otherwise enable shareholders to realize net asset value ("NAV") for their shares.




If you should have any questions about the proxy material or the execution of your vote, simply call 1 800-336-5159 between the hours of 10 am and 10 pm Eastern time. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.










                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!